UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM S-1/A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933



                            PETROL OIL AND GAS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      1311
                          (Primary Standard Industrial
                           Classification Code Number)

             Nevada                                             90-0066187
   ------------------------                                --------------------
  (State or jurisdiction of                               (I.R.S. Employer
incorporation or organization)                            Identification Number)

                          11020 King Street, Suite 375
                          Overland Park, Kansas, 66210
                                 (913) 323-4925
      ----------------------------------------------------------------------
     (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)


                                                        with a copy to:
     Loren Moll, President                            Craig L. Evans, Esq.
   Petrol Oil and Gas, Inc.                       Stinson Morrison Hecker, LLP
11020 King Street, Suite 375                     1201 Walnut Street, Suite 2900
 Overland Park, Kansas 66210                       Kansas City, Missouri, 64106
       (913) 323-4925                                  (816) 691-3186
             --------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                       N/A
         ---------------------------------------------------------------
        (Approximate date of commencement of proposed sale to the public)

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. |X|

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

Indicate by check mark whether registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

  Large accelerated filer            |_|        Accelerated Filer            |_|
  Non-accelerated filer (Do not      |_|        Smaller reporting company    |X|
  check if a smaller reporting
  company)

                          DEREGISTRATION OF SECURITIES

     Pursuant to Item 512(a)(3) of Regulation S-K, this Post-Effective Amendment No. 1 on Form S-1 to the Registration Statement on Form SB-2 (File No. 333-127091) filed on August 2, 2005 (the "Registration Statement") is filed in order to terminate the offering and to deregister any and all shares and warrants previously registered under the Registration Statement that have not been sold or that otherwise remain unissued or unexercised.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Kansas City, State of Missouri, on January 9, 2009.

                                            PETROL OIL AND GAS, INC.

                                            /s/  Loren Moll
                                            -----------------------------------
                                            By:  Loren Moll
                                                 CEO, Director and
                                                 Principal Accounting Officer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                         Title                     Date
         ---------                         -----                     ----

                                         President,
/s/  Loren Moll                        CEO, Director,           January 9, 2009
-------------------------------      Principal Accounting
     Loren Moll                            Officer


/s/  Robert Kite                         Director               January 9, 2009
-------------------------------
     Robert Kite